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                                   EXHIBIT 21

                     RITCHIE BROS. AUCTIONEERS INCORPORATED
                 SUBSIDIARY CORPORATIONS (DIRECT AND INDIRECT)

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                               NAME                                 JURISDICTION OF INCORPORATION
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
Ritchie Bros. Holdings Inc.                                         Washington State
Ritchie Bros. Auctioneers Inc.                                      Washington State
Ritchie Bros. Properties Inc.                                       Washington State
Ritchie Bros. Auctioneers de Mexico S de RL de CV                   Mexico
Ritchie Bros. Auctioneers de Mexico Services S de RL de CV          Mexico
Ritchie Bros. Holdings Ltd. (formerly known as 85903 Holdings
  Ltd.)                                                             Canada
Ritchie Bros. Auctioneers (Canada) Ltd.                             Canada
Ritchie Bros. Properties Ltd.                                       Canada
Ritchie Bros. Auctioneers (Japan) Ltd.                              Province of British Columbia
Ritchie Bros. Auctioneers (Overseas) Ltd.                           Province of British Columbia
Ritchie Bros. Auctioneers Limited                                   Cyprus
Ritchie Bros. Holdings BV                                           The Netherlands
Ritchie Bros. Auctioneers BV                                        The Netherlands
Ritchie Bros. Properties BV                                         The Netherlands
Ritchie Bros. Auctioneers GmbH                                      Germany
Ritchie Bros. Auctioneers France SARL                               France
Bridgeport Agencies Inc.                                            Washington State
Ritchie Bros. Auctioneers Ltd.                                      Province of British Columbia
Ritchie Bros. Mexico (#3) Ltd.                                      Province of British Columbia
Six Mile Lake Logging Ltd.                                          Province of British Columbia
E.H.B. Auctions Ltd.                                                Province of British Columbia
M.E.P. Auctions Ltd.                                                Province of British Columbia
M.G.R. Auctions Ltd.                                                Province of British Columbia
Bridgeport Agencies Ltd.                                            Province of British Columbia
Ritchie Bros. Auctioneers (International) Ltd.                      Province of British Columbia
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